UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2686
                                   ------------


                           AXP TAX-EXEMPT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
   Intermediate
        Tax-Exempt
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal taxes.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers

   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       15

Notes to Financial Statements              18

Proxy Voting                               26

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2 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                         Terry Fettig*
Since                                                              2/03
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeking a high level of current income generally exempt from federal taxes.

Inception dates
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols
A: INFAX        B: INFBX        C: --           Y: --

Total net assets                                         $164.5 million

Number of holdings                                                  111

Effective maturity                                            7.5 years

Effective duration**                                          5.6 years

Weighted average bond rating                                         AA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT    LONG
  X       X          HIGH
  X       X          MEDIUM    QUALITY
                     LOW

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie graph)

Insured 55.6%
Non-insured 44.4%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                           72.5%
AA bonds                                                            14.8
A bonds                                                              3.0
BBB bonds                                                            5.5
Non-investment grade bonds                                           4.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

TOP TEN STATES

Percentage of portfolio assets

California                                                          12.4%
Texas                                                               12.1
Washington                                                           7.8
North Carolina                                                       5.9
Florida                                                              5.8
New York                                                             5.7
Virginia                                                             4.4
Louisiana                                                            3.8
South Carolina                                                       3.8
Minnesota                                                            3.4

** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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3 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP Intermediate Tax-Exempt Fund's portfolio management team discusses the Fund's results and positioning for the first half of fiscal year 2004.

Q: How did AXP Intermediate Tax-Exempt Fund perform for the first half of the fiscal year?

A: AXP Intermediate Tax-Exempt Fund's Class A shares (excluding sales charge) declined 0.75% for the six months ended May 31, 2004. The Fund modestly underperformed both the Lehman Brothers Municipal 3-15 Year Bond Index, which fell 0.26%, and the Lipper Short/Intermediate Municipal Debt Funds Index, representing the Fund's peer group, which declined 0.43% over the same time frame.

Q: What factors most significantly affected performance during the semiannual period?

A: The tax-exempt bond market offered mixed opportunities. Tax-exempt interest rates increased, reflecting indicators of an uptick in inflation, anticipation of a potentially imminent interest rate hike by the Federal Reserve Board, and a backup in U.S. Treasury rates. For example, rates on the AAA-rated general obligation municipal bond rose anywhere from about 0.20% to 0.70% from December 2003 through May 2004, depending on its position along the municipal yield curve. However, the fundamentals of the tax-exempt bond market remained strong.

(bar graph)
                     PERFORMANCE COMPARISON
           For the six-month period ended May 31, 2004
 0.0%

-0.2%                       (bar 2)
                            -0.26%
-0.4%                                      (bar 3)
                                            -0.43%
-0.6%      (bar 1)
            -0.75%
-0.8%

(bar 1) AXP Intermediate Tax-Exempt Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Municipal 3-15 Year Bond Index(1) (unmanaged) (bar 3) Lipper Short/Intermediate Municipal Debt Funds Index(2)

(1) Lehman Brothers Municipal 3-15 Year Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue and pre-refunded bonds that have an approximate maturity of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the fund.

(2) The Lipper Short/Intermediate Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We anticipate an improved credit picture overall, as state revenues have generally been increasing and their budgets appear to be on the mend.(end callout quote)

    Supply of municipal bonds was down from the same period last year. Still, for the first five months of 2004, supply of new municipal bonds totaled about $147.8 billion, only slightly less than the record-setting new issuance levels achieved in early 2003.

AVERAGE ANNUAL TOTAL RETURNS
                             Class A               Class B                     Class C                  Class Y
(Inception dates)          (11/13/96)            (11/13/96)                   (6/26/00)               (11/13/96)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of May 31, 2004
6 months*               -0.75%     -5.46%     -0.94%       -4.84%       -0.93%       -1.91%       -0.48%    -0.48%
1 year                  -1.17%     -5.87%     -1.92%       -5.74%       -1.91%       -1.91%       -0.82%    -0.82%
3 years                 +4.31%     +2.63%     +3.53%       +2.58%       +3.53%       +3.53%       +4.52%    +4.52%
5 years                 +4.29%     +3.28%     +3.51%       +3.34%         N/A          N/A        +4.46%    +4.46%
Since inception         +4.37%     +3.70%     +3.59%       +3.59%       +4.20%       +4.20%       +4.52%    +4.52%

as of June 30, 2004
6 months*               -0.97%     -5.67%     -1.52%       -5.42%       -1.52%       -2.50%       -0.90%    -0.90%
1 year                  -0.22%     -4.97%     -1.17%       -5.02%       -1.16%       -1.16%       -0.06%    -0.06%
3 years                 +4.31%     +2.63%     +3.46%       +2.51%       +3.53%       +3.53%       +4.45%    +4.45%
5 years                 +4.50%     +3.49%     +3.68%       +3.51%         N/A          N/A        +4.63%    +4.63%
Since inception         +4.39%     +3.72%     +3.58%       +3.58%       +4.16%       +4.16%       +4.51%    +4.51%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     Meanwhile, demand for municipal bonds during the semiannual period remained fairly strong, particularly from institutional investors. While retail demand declined modestly, alternative investors became significant players in the market, as municipal bonds represented attractive value and opportunity for them. The municipal credit quality picture improved along with the recovering U.S. economy as many states continued to cut expenses, raise taxes, and/or increase revenue-producing user fees. Perhaps most notably, the state of California was upgraded by Moody's Investors Services in May 2004. Indeed, while some states continued to face budget deficits, the asset class, with a few exceptions, maintained a high credit quality and an extremely low default rate.

     The Fund's position along the yield curve at the start of the period was not precisely where we wanted it, which caused performance to lag. Therefore, we changed the Fund's positioning during the period and we continue to do so. We positioned the Fund to take advantage of the positive trends in the municipal bond market. The portfolio's positions in bonds rated BBB boosted the Fund's semiannual returns, as lower-quality bonds outperformed higher-quality bonds during the six-month period. So, too, did its exposure to California tax-exempt bonds. Having purchased the state of California bonds prior to the upgrade, the Fund fully benefited from their subsequent strong performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the semiannual period, most of which were ongoing processes begun early in 2003. First, we continued to gradually move to a laddered portfolio structure within the intermediate segment of the municipal yield curve. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. The full realization of this laddered structure, intended both to manage the volatility and risks associated with interest rate movements, and to produce more consistent returns, takes time. Exposure to the 10-year part of the yield curve during the semiannual period detracted from the Fund's relative returns. Second, we continued to upgrade the overall credit quality of the portfolio.

     Third, we opportunistically sought to reduce the portfolio's exposure to bonds that are subject to the alternative minimum tax (AMT). We did not purchase any bonds subject to the AMT during the semiannual period. As more and more investors

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6 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     become subject to the tax, we believe this is going to become an increasingly important advantage for our shareholders.

     Finally, we began trying to disperse the call dates within the portfolio across a wider spectrum. Due to the restructuring we did of the portfolio in 2003, the Fund has a number of bonds with calls concentrated to specific years. A callable bond can be redeemed before its scheduled maturity, however the issuer pays the bondholder a premium price if the security is retired early.

     Throughout the semiannual period, we maintained the Fund's neutral duration versus its benchmark index. We also continued to prudently avoid tobacco-related issues and airline special facility issues, both of which underperformed. Overall, we continued to diversify the Fund's holdings by sector as well as by coupon, maturity, and type of obligation. We also diversified by geography, with assets allocated across various states, cities, counties and special districts to further help manage risk.

Q:   How do you intend to manage the Fund in the coming months?

A: We expect the U.S. economy to continue to improve and interest rates to move higher over the coming months. Municipal bonds have historically weathered this environment better than taxable bonds over time. We expect the supply/demand balance within the municipal bond market to remain healthy. Supply will likely be lower than last year's record-setting level, but still heavy. Demand should continue to absorb supply. We anticipate an improved credit picture overall, as state revenues have generally been increasing and their budgets appear to be on the mend.

     Given this view, we plan to maintain a neutral duration in the portfolio relative to the Fund's benchmark. We intend to focus on seeking higher-quality securities with good structure, on diversifying the portfolio by sector and on generating a high level of current income exempt from federal income taxes.

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7 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Intermediate Tax-Exempt Fund

May 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.1%)

Name of                       Coupon           Principal           Value(a)
issuer and                     rate             amount
title of issue(b,c)

Alabama (1.3%)

State Public School & College Authority
  Capital Improvement Revenue Bonds
  Series 1999D (FSA Insured)
   08-01-18                    5.50%         $2,000,000          $2,144,000

Alaska (0.6%)

North Slope Borough
  Capital Appreciation
  Unlimited General Obligation Bonds
  Zero Coupon Series 1995A
  (MBIA Insured)
   06-30-06                    5.00           1,000,000(f)          953,070

Arizona (1.4%)

State School Facilities Board
  School Improvement Revenue Bonds
  Series 2002
   07-01-10                    5.50           2,000,000           2,228,640

Arkansas (1.8%)

Little Rock School District
  General Obligation Refunding Bonds
  Series 2000B (FSA Insured)
   02-01-20                    5.50           2,695,000           2,849,666

California (12.3%)

Alameda Unified School District Unlimited
  General Obligation Refunding Bonds
  Alameda County Series 2002
  (MBIA Insured)
   10-01-18                    5.13           2,000,000           2,081,440
Moreland School District Unlimited General Obligation
  Refunding Bonds Series 2002 (FGIC Insured)
   09-01-19                    5.13           1,100,000           1,146,541
Sacramento Municipal Utility District Electric
  Refunding Revenue Bonds
  Series 1993D (FSA Insured)
   11-15-09                    5.00           2,000,000           2,173,080
Santa Clara Valley Transportation Authority
  Sales Tax Revenue Bonds
  Series 2004A (AMBAC Insured)
   04-01-36                    5.50           1,000,000           1,069,000
State Department of Water Resources
  Water Systems Refunding Revenue Bonds
  Center Valley Series 2002X
  (FGIC Insured)
   12-01-17                    5.50           2,000,000           2,223,899
State Economic Recovery Financing Authority
  Unlimited General Obligation Bonds
  Series 2004B
   07-01-23                    5.00           2,000,000           2,147,520
State Public Works Board
  Lease Revenue Bonds
  Department of Corrections
  Series 1996A (AMBAC Insured)
   01-01-17                    5.50           2,000,000           2,112,040
State Unlimited General Obligation Bonds
  Series 1992
   09-01-06                    6.30           2,000,000           2,166,160
State Unlimited General Obligation Bonds
  Series 2001
   06-01-11                    5.50           1,000,000           1,093,310
   05-01-19                    5.63           1,665,000           1,754,843
State Unlimited General Obligation Refunding Bonds
  Series 2001 (AMBAC Insured)
   03-01-15                    5.50           2,000,000           2,147,480
Total                                                            20,115,313

Colorado (2.0%)

Denver City & County
  School District #1 Unlimited
  General Obligation Bonds Series 1999
  (FGIC Insured)
   12-01-15                    5.38           2,000,000           2,144,960
Denver City & County
  Unlimited Government Obligation Bonds
  Series 1999B
   08-01-07                    5.63           1,000,000           1,088,330
Total                                                             3,233,290

See accompanying notes to investments in securities.

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8 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Name of                       Coupon           Principal           Value(a)
issuer and                     rate             amount
title of issue(b,c)

Florida (5.8%)

Bonita Springs Vasari Community
  Development District Capital
  Improvement Revenue Bonds
  Series 2001B
   05-01-09                    6.20%           $375,000            $386,344
Grand Haven Community Development District
  Special Assessment Refunding Revenue
  Bonds Series 2002
   11-01-07                    6.13             150,000             152,592
Harbor Bay Community Development District
  Capital Improvement Revenue Bonds
  Series 2001B
   05-01-10                    6.35             430,000             442,758
Heritage Harbor Community Development District
  Special Assessment Revenue Bonds
  Series 1997B
   05-01-06                    6.00             400,000             399,620
Heritage Palms Community Development District
  Capital Improvement Revenue Bonds
  Series 1998
   11-01-06                    5.40             755,000             754,623
Lakewood Ranch Community Development
  District #5 Special Assessment
  Revenue Bonds Series 2001B
   05-01-11                    6.00              35,000              35,734
Municipal Power Agency
  Refunding Revenue Bonds
  Stanton Series 2002
  (FSA Insured)
   10-01-15                    5.50           1,500,000           1,654,949
Orange County Tourist Development
  Miscellaneous Tax Revenue Bonds
  Series 2000 (AMBAC Insured)
   10-01-06                    5.00           1,000,000           1,062,700
Renaissance Community Development District
  Special Assessment Capital Improvement
  Revenue Bonds Series 2002B
   05-01-08                    6.25             380,000             389,348
Sterling Hill Community Development District Special
  Assessment Capital Improvement
  Revenue Bonds Series 2003B
   11-01-10                    5.50           1,000,000           1,000,000
Sumter Landing Community Development District
  Special Assessment Revenue Bonds
  Series 2003
   05-01-13                    6.25           1,000,000           1,011,740
Village Center Community Development District
  Recreational Revenue Bonds
  Series 2003B
   01-01-18                    6.35           1,000,000           1,031,490
Village Community Development District #5
  Special Assessment Revenue Bonds
  Series 2002B
   05-01-07                    5.40             860,000             866,854
Waterchase Community Development District
  Capital Improvement Revenue Bonds
  Series 2001B
   05-01-08                    5.90             195,000             195,137
Total                                                             9,383,889

Georgia (2.1%)

State Unlimited General Obligation Bonds
  Series 1995
   09-01-07                    6.00           1,100,000           1,216,677
State Unlimited General Obligation Bonds
  Series 2002D
   08-01-10                    5.25           2,000,000           2,205,020
Total                                                             3,421,697

Hawaii (0.7%)

State Unlimited General Obligation Bonds
  Series 1993CA (FSA Insured)
   01-01-07                    5.75           1,000,000           1,080,360

Illinois (1.9%)

Cook County Capital Improvement Unlimited
  General Obligation Bonds Series 1999A
  (FGIC Insured)
   11-15-17                    5.25           2,000,000           2,203,460
Lake County Community High School
  District #117 Capital Appreciation Bonds
  Antioch Zero Coupon
  Series 2000B (FGIC Insured)
   12-01-08                    5.13           1,000,000(f)          855,110
Total                                                             3,058,570

Indiana (1.3%)

State Municipal Power Agency
  Power Supply Revenue Bonds
  Series 2003B (MBIA Insured)
   01-01-11                    5.00           2,000,000           2,152,860

See accompanying notes to investments in securities.

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9 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Name of                       Coupon           Principal           Value(a)
issuer and                     rate             amount
title of issue(b,c)

Louisiana (3.8%)

Lafayette Public Power Authority Electric
  Refunding Revenue Bonds
  Series 2003A (AMBAC Insured)
   11-01-12                    5.00%         $1,000,000          $1,076,950
State Gas & Fuel Tax Revenue Bonds
  Series 2002A (AMBAC Insured)
   06-01-17                    5.38           2,750,000           2,956,333
State Unlimited General Obligation Bonds
  Series 1998B (FSA Insured)
   04-15-10                    5.25           2,000,000           2,168,660
Total                                                             6,201,943

Maryland (0.7%)

State Unlimited General Obligation Bonds
  2nd Series 2001
   07-15-08                    5.25           1,000,000           1,093,360

Massachusetts (3.0%)

Boston City Hospital Special Obligation Refunding
  Revenue Bonds Series 2002
  (MBIA Insured)
   08-01-18                    5.00           2,000,000           2,071,980
State Health & Educational Facilities Authority
  Hospital Revenue Bonds
  Caritas Christi Obligation Group
  Series 1999A
   07-01-04                    5.25             500,000             501,204
State Limited General Obligation Refunding
  Revenue Bonds Series 2002C
  (FGIC Insured)
   11-01-14                    5.50           2,000,000           2,238,180
Total                                                             4,811,364

Michigan (2.2%)

Detroit Sewer Disposal
  Senior Lien Refunding Revenue Bonds
  Series 2003A (MBIA Insured)
   07-01-20                    5.50           1,000,000           1,098,520
Livingston Developmental Agency
  Certificates of Participation
  Series 1999
   05-01-05                    5.70              50,000              50,059
State Public Power Agency
  Refunding Revenue Bonds
  Belle River Project Series 2002A
  (MBIA Insured)
   01-01-10                    5.25           2,000,000           2,178,680
Summit Academy Certificates of Participation
  Junior High School Facility
  Series 1998
   08-01-04                    5.70             135,000             135,360
Summit Academy Certificates of Participation
  Junior High School Facility
  Series 1999
   09-01-04                    5.70              70,000              70,791
Total                                                             3,533,410

Minnesota (3.4%)

Osseo Independent School District #279
  Unlimited General Obligation Bonds
  Series 2000A
   02-01-14                    5.75           2,000,000           2,213,300
Southern Minnesota Municipal
  Power Agency Power Supply System
  Revenue Bonds Series 2002A
  (AMBAC Insured)
   01-01-14                    5.25           1,000,000           1,095,700
State Unlimited General Obligation Bonds
  Series 2000
   06-01-17                    5.50           2,000,000           2,150,480
Total                                                             5,459,480

Missouri (1.7%)

Springfield School District #R12
  Unlimited General Obligation Bonds
  Missouri Direct Deposit Series 2002B
  (FSA Insured)
   03-01-10                    5.00           2,500,000           2,702,525

Nevada (1.6%)

Clark County School District
  Limited General Obligation Refunding Bonds
  Series 2000B (FGIC Insured)
   06-15-08                    5.50           1,000,000           1,093,840
Director of the State Department of Business &
  Industry Capital Appreciation
  Revenue Bonds Las Vegas Monorail
  Zero Coupon Series 2000
  (AMBAC Insured)
   01-01-07                    5.01           1,000,000(f)          926,820
Las Vegas Local Special Improvement Bonds
  District #808 Summerlin Area Series 2001
   06-01-06                    5.40             500,000             505,660
Total                                                             2,526,320

See accompanying notes to investments in securities.

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10 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Name of                       Coupon           Principal           Value(a)
issuer and                     rate             amount
title of issue(b,c)

New Jersey (2.7%)

Casino Reinvestment Development Authority
  Parking Fee Revenue Bonds
  Series 1997A (FSA Insured)
   10-01-12                    5.25%         $2,000,000          $2,139,460
State Highway Authority
  Garden State Parkway
  Refunding Revenue Bonds
  Series 2001 (FGIC Insured)
   01-01-08                    5.00           1,005,000           1,077,621
State Transportation Trust Fund Authority
  Refunding Revenue Bonds
  Transportation Systems Series 2001C
   12-15-07                    5.38           1,000,000           1,084,290
Total                                                             4,301,371

New York (5.7%)

Metropolitan Transportation Authority
  Service Contract Revenue Bonds
  Series 2002B (MBIA Insured)
   07-01-13                    5.50           2,250,000           2,514,645
New York City Unlimited General Obligation
  Bonds Series 2003J
   06-01-19                    5.50           2,000,000           2,097,300
State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series 2001B
  (AMBAC Insured)
   04-01-14                    5.25           1,000,000           1,073,780
State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series 2001B
  (MBIA Insured)
   04-01-07                    5.00           1,000,000           1,066,400
State Urban Development
  Correctional & Youth Facilities
  Revenue Bonds Series 2002C
   01-01-11                    5.00           2,375,000           2,537,878
Total                                                             9,290,003

North Carolina (5.9%)

Charlotte Unlimited General Obligation
  Refunding Bonds Series 1998
   02-01-16                    5.25           2,000,000           2,154,420
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 1993B
   01-01-06                    6.00           1,000,000           1,049,820
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 2003A
   01-01-10                    5.50           1,000,000           1,067,370
State Highway
  Unlimited General Obligation Bonds
  Series 1997A
   05-01-12                    5.00           2,000,000           2,120,160
State Municipal Power Agency
  Revenue Bonds
  #1 Catawba Electric Series 2003A
   01-01-12                    5.50           1,000,000           1,075,620
State Unlimited General Obligation
  Public Improvement Bonds
  Series 1999A
   03-01-15                    5.25           2,000,000           2,145,700
Total                                                             9,613,090

Ohio (3.1%)

Cuyahoga County Refunding Revenue Bonds
  Series 2003A
   01-01-11                    5.50           2,000,000           2,139,440
State Turnpike Commission
  Refunding Revenue Bonds
  Series 2001B (FSA Insured)
   02-15-08                    5.00           1,000,000           1,071,680
State Unlimited General Obligation Bonds
  Series 2000
   12-01-16                    5.25           1,650,000           1,767,794
Total                                                             4,978,914

Oklahoma (0.7%)

State Capital Improvement Authority
  Highway Revenue Bonds
  Series 2000 (MBIA Insured)
   06-01-06                    5.00           1,000,000           1,055,950

Pennsylvania (1.3%)

State Unlimited General Obligation
  Refunding Bonds
  Series 2002
   02-01-08                    5.00           2,000,000           2,148,420

Puerto Rico (1.3%)(e)

Commonwealth of Puerto Rico Highway &
  Transportation Authority Revenue Bonds
  Series 2003 (FGIC Insured)
   07-01-18                    5.25           2,000,000           2,134,340

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Name of                       Coupon           Principal           Value(a)
issuer and                     rate             amount
title of issue(b,c)

South Carolina (3.8%)

Columbia Certificates of Participation
  Tourism Development Fee Pledge
  Series 2003 (AMBAC Insured)
   06-01-12                    5.00%         $1,735,000          $1,882,683
State Public Service Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC Insured)
   01-01-20                    5.00           2,000,000           2,057,740
State School Facilities
  Unlimited General Obligation Bonds
  Series 2001A
   01-01-07                    5.00           1,000,000           1,065,630
State Transportation Infrastructure Bank
  Revenue Bonds Series 2000A (MBIA Insured)
   10-01-07                    5.50           1,000,000           1,088,840
Total                                                             6,094,893

Tennessee (1.3%)

Memphis Unlimited General Obligation
  Public Improvement Bonds
  Series 2000
   04-01-18                    5.25           2,000,000           2,115,220

Texas (12.0%)

Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19                    5.00           2,000,000           2,061,440
Houston Limited General Obligation
  Refunding Bonds Series 1999A
   03-01-08                    5.25           1,000,000           1,082,030
Lower Colorado River Authority
  Refunding Revenue Bonds
  Series 1999B (FSA Insured)
   05-15-08                    6.00           1,000,000           1,107,410
North Texas Tollway Authority
  Dallas North Tollway System
  Refunding Revenue Bonds
  Series 1997A (FGIC Insured)
   01-01-20                    5.00           1,500,000           1,526,955
San Antonio Electric & Gas Refunding
  Revenue Bonds Series 2003
   02-01-13                    5.25           2,000,000           2,186,540
Spring Independent School District Unlimited
  General Obligation Refunding Bonds
  Series 1998
  (Permanent School Fund Guarantee)
   02-15-19                    5.25           1,000,000           1,033,150
State Public Finance Authority
  Capital Appreciation Refunding Revenue
  Bonds Zero Coupon
  Series 1990 (MBIA Insured)
   02-01-09                    3.28           5,000,000(f)        4,208,350
State University Financing Systems
  Refunding Revenue Bonds
  Series 2002 (FSA Insured)
   03-15-16                    5.25           2,000,000           2,130,100
State University Financing Systems Revenue Bonds
  Series 1996A
   08-15-13                    5.10           2,000,000           2,157,620
Texas A & M University Financing Systems
  Refunding Revenue Bonds
  Series 2003B
   05-15-09                    5.00           2,000,000           2,155,360
Total                                                            19,648,955

Utah (1.0%)

State Municipal Finance Co-Op
  Local Government
  Capital Appreciation Revenue Bonds
  Zero Coupon Series 1990 (FSA Insured)
   03-01-09                    2.76           2,000,000(f)        1,679,760

Virginia (4.4%)

Arlington County Unlimited General Obligation
  Public Improvement Bonds
  Series 2001
   02-01-07                    4.50           1,000,000           1,055,380
Chesapeake Public Unlimited General
  Obligation Improvement Bonds Series 1996
   05-01-16                    5.50           2,500,000           2,707,400
Prince William County
  Public Improvement Facility
  Unlimited General Obligation Bonds
  Series 2000A
   08-01-06                    5.00           1,000,000           1,060,060
Richmond Metropolitan Authority
  Expressway Refunding Revenue Bonds
  Series 2002 (FGIC Insured)
   07-15-15                    5.25           2,125,000           2,326,726
Total                                                             7,149,566

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Name of                       Coupon           Principal           Value(a)
issuer and                     rate             amount
title of issue(b,c)

Washington (7.7%)

Energy Northwest Electric
  Refunding Revenue Bonds
  Columbia Generating Series 2003A
  (XLCA Insured)
   07-01-10                    5.50%         $2,000,000          $2,203,220
Energy Northwest Electric
  Refunding Revenue Bonds
  Project #3 Series 2002B
  (AMBAC Insured)
   07-01-16                    6.00           2,000,000           2,234,620
Energy Northwest Electric
  Refunding Revenue Bonds
  Project #3 Series 2003A
  (MBIA Insured)
   07-01-12                    5.50           2,000,000           2,218,800
King County Limited General Obligation
  Pre-refunded Bonds Series 2002
   12-01-13                    5.50             195,000             218,574
King County Limited General Obligation
  Un-refunded Revenue Bonds
  Series 2002
   12-01-13                    5.50           1,805,000           2,014,885
Tacoma Electric System
  Refunding Revenue Bonds
  Series 2001B (FSA Insured)
   01-01-07                    5.50           1,000,000           1,070,800
   01-01-11                    5.50           2,415,000           2,665,146
Total                                                            12,626,045

Total municipal bonds
(Cost: $158,888,890)                                           $159,786,284

Municipal notes (1.5%)

Issuer(c,d)                  Effective          Amount             Value(a)
                               yield          payable at
                                               maturity
Missouri (0.2%)

State Health & Educational Facilities Authority
  Revenue Bonds (Christian Brothers College)
  V.R. Series 2002A (U.S. Bank)
   10-01-32                    1.10%           $100,000            $100,000
State Health & Educational Facilities Authority
  Revenue Bonds (St. Louis University)
  V.R. Series 1999A (Bank of America)
   10-01-09                    1.10             100,000             100,000
State Development Finance Board
  Infrastructure Facilities Revenue Bonds
  (St. Louis Convention Center)
  V.R. Series 2000C (Firstar Bank)
   12-01-20                    1.10             100,000             100,000
Total                                                               300,000

Pennsylvania (0.2%)

Schuylkill County Pennsylvania Industrial
  Development Authority Resource Recovery
  Refunding Revenue Bonds
  (Northeastern Power Company)
  V.R. Series 1997B (Dexia Credit Local) A.M.T.
   12-01-22                    1.15             300,000             300,000

South Dakota (0.1%)

Lawrence County Solid Waste Disposal
  Revenue Bonds (Homestake Mining)
  V.R. Series 1997A (Chase Manhattan) A.M.T.
   07-01-32                    1.07             200,000             200,000

Tennessee (0.5%)

Clarksville Public Building Authority
  Pooled Financing Revenue Bonds
  V.R. Series 2003 (Bank of America)
   01-01-33                    1.05             800,000             800,000

Texas (0.1%)

Gulf Coast Waste Disposal Authority
  Environmental Facilities Revenue
  Bonds (Exxon Mobil Project)
  V.R. Series 2002 A.M.T.
   12-01-25                    1.05             200,000             200,000

Wyoming (0.4%)

Unita County Pollution Control
  Revenue Bonds
  (Chevron U.S.A. Income Project)
  V.R. Series 1992
   12-01-22                    1.05             600,000             600,000

Total municipal notes
(Cost: $2,400,000)                                               $2,400,000

Total investments in securities
(Cost: $161,288,890)(g)                                        $162,186,284

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA          --  ACA Financial Guaranty Corporation

     AMBAC        --  American Municipal Bond Association Corporation

     BIG          --  Bond Investors Guarantee

     CGIC         --  Capital Guaranty Insurance Company

     FGIC         --  Financial Guaranty Insurance Company

     FHA          --  Federal Housing Authority

     FNMA         --  Federal National Mortgage Association

     FHLMC        --  Federal Home Loan Mortgage Corporation

     FSA          --  Financial Security Assurance

     GNMA         --  Government National Mortgage Association

     MBIA         --  MBIA Insurance Corporation

     XLCA         --  XL Capital Assurance

(c) The following abbreviations may be used in the portfolio descriptions:

     A.M.T.       --  Alternative Minimum Tax -- As of May 31, 2004, the
                      value of securities subject to alternative minimum tax represented 0.4% of net assets.

     B.A.N.       --  Bond Anticipation Note

     C.P.         --  Commercial Paper

     R.A.N.       --  Revenue Anticipation Note

     T.A.N.       --  Tax Anticipation Note

     T.R.A.N.     --  Tax & Revenue Anticipation Note

     V.R.         --  Variable Rate

     V.R.D.B.     --  Variable Rate Demand Bond

     V.R.D.N.     --  Variable Rate Demand Note

(d) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

(e) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.3% of net assets as of May 31, 2004.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) At May 31, 2004, the cost of securities for federal income tax purposes was approximately $161,289,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 2,081,000
     Unrealized depreciation                                      (1,184,000)
                                                                  ----------
     Net unrealized appreciation                                 $   897,000
                                                                 -----------

--------------------------------------------------------------------------------
14 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Intermediate Tax-Exempt Fund

May 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $161,288,890)                                                                      $162,186,284
Cash in bank on demand deposit                                                                              123,223
Capital shares receivable                                                                                    23,644
Accrued interest receivable                                                                               2,261,020
                                                                                                          ---------
Total assets                                                                                            164,594,171
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            24,565
Capital shares payable                                                                                       19,581
Accrued investment management services fee                                                                    2,020
Accrued distribution fee                                                                                      1,868
Accrued transfer agency fee                                                                                       4
Accrued administrative services fee                                                                             180
Other accrued expenses                                                                                       30,498
                                                                                                             ------
Total liabilities                                                                                            78,716
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                     $164,515,455
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    310,918
Additional paid-in capital                                                                              163,033,041
Undistributed net investment income                                                                             167
Accumulated net realized gain (loss)                                                                        273,935
Unrealized appreciation (depreciation) on investments                                                       897,394
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                               $164,515,455
                                                                                                       ============
Net assets applicable to outstanding shares:                 Class A                                   $127,956,082
                                                             Class B                                   $ 25,886,746
                                                             Class C                                   $ 10,671,347
                                                             Class Y                                   $      1,280
Net asset value per share of outstanding capital stock:      Class A shares          24,179,181        $       5.29
                                                             Class B shares           4,894,539        $       5.29
                                                             Class C shares           2,017,807        $       5.29
                                                             Class Y shares                 243        $       5.27
                                                                                            ---        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Intermediate Tax-Exempt Fund

Six months ended May 31, 2004 (Unaudited)
Investment income
Income:
Interest                                                                                                $ 3,187,058
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                          381,490
Distribution fee
   Class A                                                                                                  163,721
   Class B                                                                                                  135,547
   Class C                                                                                                   57,318
Transfer agency fee                                                                                          39,950
Incremental transfer agency fee
   Class A                                                                                                    3,077
   Class B                                                                                                    1,307
   Class C                                                                                                      426
Administrative services fees and expenses                                                                    34,427
Compensation of board members                                                                                 4,392
Custodian fees                                                                                                8,389
Printing and postage                                                                                         14,710
Registration fees                                                                                            25,732
Audit fees                                                                                                    9,500
Other                                                                                                         3,184
                                                                                                              -----
Total expenses                                                                                              883,170
   Expenses waived/reimbursed by AEFC (Note 2)                                                               (5,739)
                                                                                                             ------
                                                                                                            877,431
   Earnings credits on cash balances (Note 2)                                                                  (758)
                                                                                                               ----
Total net expenses                                                                                          876,673
                                                                                                            -------
Investment income (loss) -- net                                                                           2,310,385
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security tranactions (Note 3)                                                   302,303
Net change in unrealized appreciation (depreciation) on investments                                      (3,746,936)
                                                                                                         ----------
Net gain (loss) on investments                                                                           (3,444,633)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $(1,134,248)
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Intermediate Tax-Exempt Fund
                                                                                  May 31, 2004         Nov. 30, 2003
                                                                                Six months ended        Year ended
                                                                                   (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                  $  2,310,385          $  4,175,863
Net realized gain (loss) on investments                                               302,303               723,006
Net change in unrealized appreciation (depreciation) on investments                (3,746,936)            2,799,310
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    (1,134,248)            7,698,179
                                                                                   ----------             ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (1,897,186)           (3,404,392)
      Class B                                                                        (290,055)             (531,203)
      Class C                                                                        (122,961)             (240,224)
      Class Y                                                                             (20)                  (40)
   Net realized gain
      Class A                                                                        (554,964)             (228,866)
      Class B                                                                        (116,980)              (51,220)
      Class C                                                                         (50,998)              (20,750)
      Class Y                                                                              (6)                   (3)
                                                                                   ----------            ----------
Total distributions                                                                (3,033,170)           (4,476,698)
                                                                                   ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         23,407,597            85,142,099
   Class B shares                                                                   2,918,724            13,878,491
   Class C shares                                                                   1,112,957             7,363,980
Reinvestment of distributions at net asset value
   Class A shares                                                                   2,203,106             3,141,423
   Class B shares                                                                     366,518               495,111
   Class C shares                                                                     166,932               239,026
Payments for redemptions
   Class A shares                                                                 (25,576,427)          (50,489,408)
   Class B shares (Note 2)                                                         (4,483,308)           (7,668,704)
   Class C shares (Note 2)                                                         (3,070,193)           (3,429,140)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                  (2,954,094)           48,672,878
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                            (7,121,512)           51,894,359
Net assets at beginning of period                                                 171,636,967           119,742,608
                                                                                  -----------           -----------
Net assets at end of period                                                      $164,515,455          $171,636,967
                                                                                 ============          ============
Undistributed net investment income                                              $        167          $          4
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Intermediate Tax-Exempt Fund

(Unaudited as to May 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the six months ended May 31, 2004.

--------------------------------------------------------------------------------
19 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
20 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $170,938 for Class A, $25,758 for Class B and $3,535 for Class C for the six months ended May 31, 2004.

For the six months ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.86% for Class A, 1.61% for Class B, 1.61% for Class C and 0.61% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2004. Under this agreement, net expenses will not exceed 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.70% for Class Y of the Fund's average daily net assets.

During the six months ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $758 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $15,261,555 and $14,414,350, respectively, for the six months ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
21 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Six months ended May 31, 2004
                                              Class A      Class B     Class C         Class Y
Sold                                        4,323,329      540,841     205,140           --
Issued for reinvested distributions           406,444       67,635      30,802           --
Redeemed                                   (4,724,368)    (830,444)   (565,865)          --
                                           ----------   ----------    --------         ----
Net increase (decrease)                         5,405     (221,968)   (329,923)          --
                                           ----------   ----------    --------         ----

                                                         Year ended Nov. 30, 2003
                                              Class A      Class B     Class C         Class Y
Sold                                       15,788,919    2,577,234   1,361,344           --
Issued for reinvested distributions           582,049       91,778      44,319           --
Redeemed                                   (9,374,437)  (1,416,634)   (639,265)          --
                                           ----------   ----------    --------         ----
Net increase (decrease)                     6,996,531    1,252,378     766,398           --
                                           ----------   ----------    --------         ----

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2004.

--------------------------------------------------------------------------------
22 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(g)        2003       2002       2001       2000
Net asset value, beginning of period                                   $5.43          $5.29      $5.19      $5.04      $5.02
Income from investment operations:
Net investment income (loss)                                             .08            .15        .16        .18        .19
Net gains (losses) (both realized and unrealized)                       (.12)           .15        .12        .15        .02
Total from investment operations                                        (.04)           .30        .28        .33        .21
Less distributions:
Dividends from net investment income                                    (.08)          (.15)      (.17)      (.18)      (.19)
Distributions from realized gains                                       (.02)          (.01)      (.01)        --         --
Total distributions                                                     (.10)          (.16)      (.18)      (.18)      (.19)
Net asset value, end of period                                         $5.29          $5.43      $5.29      $5.19      $5.04

Ratios/supplemental data
Net assets, end of period (in millions)                                 $128           $131        $91        $50        $31
Ratio of expenses to average daily net assets(b)                        .86%(c),(d)    .88%(d)    .89%(d)   1.02%       .99%
Ratio of net investment income (loss) to average daily net assets      2.89%(c)       2.85%      3.13%      3.45%      3.72%
Portfolio turnover rate (excluding short-term securities)                 9%            59%        52%        75%        77%
Total return(e)                                                        (.75%)(f)      5.86%      5.45%      6.60%      4.22%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 0.87% for the six months ended May 31, 2004 and 0.89% and 0.97% for the periods ended Nov. 30, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(g)        2003       2002       2001       2000
Net asset value, beginning of period                                   $5.42          $5.29      $5.19      $5.03      $5.02
Income from investment operations:
Net investment income (loss)                                             .06            .11        .12        .14        .15
Net gains (losses) (both realized and unrealized)                       (.11)           .14        .12        .16        .01
Total from investment operations                                        (.05)           .25        .24        .30        .16
Less distributions:
Dividends from net investment income                                    (.06)          (.11)      (.13)      (.14)      (.15)
Distributions from realized gains                                       (.02)          (.01)      (.01)        --         --
Total distributions                                                     (.08)          (.12)      (.14)      (.14)      (.15)
Net asset value, end of period                                         $5.29          $5.42      $5.29      $5.19      $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                  $26            $28        $20        $12         $9
Ratio of expenses to average daily net assets(b)                       1.61%(c),(d)   1.64%(d)   1.64%(d)   1.78%      1.75%
Ratio of net investment income (loss) to average daily net assets      2.14%(c)       2.09%      2.38%      2.69%      2.90%
Portfolio turnover rate (excluding short-term securities)                 9%            59%        52%        75%        77%
Total return(e)                                                        (.94%)(f)      4.86%      4.66%      6.01%      3.23%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.62% for the six months ended May 31, 2004 and 1.65% and 1.73% for the periods ended Nov. 30, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(h)        2003       2002       2001       2000(b)
Net asset value, beginning of period                                   $5.42          $5.29      $5.18      $5.03      $5.00
Income from investment operations:
Net investment income (loss)                                             .06            .11        .12        .14        .06
Net gains (losses) (both realized and unrealized)                       (.11)           .14        .13        .15        .03
Total from investment operations                                        (.05)           .25        .25        .29        .09
Less distributions:
Dividends from net investment income                                    (.06)          (.11)      (.13)      (.14)      (.06)
Distributions from realized gains                                       (.02)          (.01)      (.01)        --         --
Total distributions                                                     (.08)          (.12)      (.14)      (.14)      (.06)
Net asset value, end of period                                         $5.29          $5.42      $5.29      $5.18      $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                  $11            $13         $8         $1        $--
Ratio of expenses to average daily net assets(c)                       1.61%(d),(e)   1.63%(e)   1.64%(e)   1.77%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets      2.14%(d)       2.09%      2.35%      2.66%      3.34%(d)
Portfolio turnover rate (excluding short-term securities)                 9%            59%        52%        75%        77%
Total return(f)                                                        (.93%)(g)      4.87%      4.86%      5.82%      1.96%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.62% for the six months ended May 31, 2004 and 1.64% and 1.72% for the periods ended Nov. 30, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
25 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(g)        2003       2002       2001       2000
Net asset value, beginning of period                                   $5.40          $5.26      $5.16      $5.02      $5.01
Income from investment operations:
Net investment income (loss)                                             .09            .16        .17        .19        .20
Net gains (losses) (both realized and unrealized)                       (.11)           .15        .12        .14        .01
Total from investment operations                                        (.02)           .31        .29        .33        .21
Less distributions:
Dividends from net investment income                                    (.09)          (.16)      (.18)      (.19)      (.20)
Distributions from realized gains                                       (.02)          (.01)      (.01)        --         --
Total distributions                                                     (.11)          (.17)      (.19)      (.19)      (.20)
Net asset value, end of period                                         $5.27          $5.40      $5.26      $5.16      $5.02

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--            $--        $--        $--        $--
Ratio of expenses to average daily net assets(b)                        .61%(c)        .70%(d)    .81%(d)    .95%       .92%
Ratio of net investment income (loss) to average daily net assets      3.03%(c)       3.13%      3.26%      3.49%      3.76%
Portfolio turnover rate (excluding short-term securities)                 9%            59%        52%        75%        77%
Total return(e)                                                        (.48%)(f)      6.08%      5.67%      6.62%      4.24%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.71% and 0.90% for the periods ended Nov. 30, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
26 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Tax-Exempt Bond
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       18

Notes to Financial Statements              21

Proxy Voting                               29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot AS OF MAY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                         Terry Fettig*
Since                                                              2/03
Years in industry                                                    25

*  The Fund is managed by a team of portfolio managers led by Terry Fettig.

FUND OBJECTIVE

For investors seeing as much current income generally exempt from federal taxes as possible with only modest risk to their investments.

Inception dates
A: 11/24/76     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INTAX        B: ITEBX        C: --           Y: --

Total net assets                                         $749.2 million

Number of holdings                                                  178

Effective maturity                                           11.9 years

Effective duration**                                          7.3 years

Weighted average bond rating                                         AA

STYLE MATRIX

      DURATION
SHORT   INT   LONG
               X       HIGH
                       MEDIUM      QUALITY
                       LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets

(pie graph)

Insured 47.4%
Non-Insured 52.6%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                           67.7%
AA bonds                                                            13.0
A bonds                                                              8.9
BBB bonds                                                           10.2
Non-investment grade bonds                                           0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

TOP TEN STATES

Percentage of portfolio assets

California                                                          14.6%
New York                                                            12.1
Illinois                                                             8.0
Texas                                                                7.2
Washington                                                           6.3
Michigan                                                             4.4
New Jersey                                                           4.2
North Carolina                                                       3.5
Massachusetts                                                        3.4
Nevada                                                               3.0

** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP Tax-Exempt Bond Fund's portfolio management team discusses the Fund's results and positioning for the first half of fiscal year 2004.

Q: How did AXP Tax-Exempt Bond Fund perform for the first half of the fiscal year?

A: AXP Tax-Exempt Bond Fund's Class A shares (excluding sales charge) declined 0.59% for the six months ended May 31, 2004. The Fund lagged the Lehman Brothers Municipal Bond Index, which fell 0.22% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which declined 0.45% over the same time frame.

Q: What factors most significantly affected performance during the semiannual period?

A: The tax-exempt bond market offered mixed opportunities. Tax-exempt interest rates increased, reflecting indicators of an uptick in inflation, anticipation of a potentially imminent interest rate hike by the Federal Reserve Board, and a backup in U.S. Treasury rates. For example, rates on the AAA-rated general obligation municipal bond rose anywhere from about 0.20% to 0.70% from December 2003 through May 2004, depending on its position along the municipal yield curve. However, the fundamentals of the tax-exempt bond market remained strong.

(bar graph)
                      PERFORMANCE COMPARISON
            For the six-month period ended May 31, 2004
 0.0%

-0.1%

-0.2%                          (bar 2)
                               -0.22%
-0.3%

-0.4%                                               (bar 3)
                                                     -0.45%
-0.5%
          (bar 1)
-0.6%     -0.59%

(bar 1) AXP Tax-Exempt Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Municipal Bond Index(1) (unmanaged)
(bar 3) Lipper General Municipal Debt Funds Index(2)

(1) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the fund.

(2) The Lipper General Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our general focus was to position the Fund to take advantage of the positive trends in the municipal bond market.(end callout quote)

     Supply of municipal bonds was down from the same period last year. Still, for the first five months of 2004, supply of new municipal bonds totaled about $147.8 billion, only slightly less than the record-setting new issuance levels

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                    Class C                   Class Y
(Inception dates)          (11/24/76)              (3/20/95)                  (6/26/00)                 (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)      POP(5)
as of May 31, 2004
6 months*               -0.59%     -5.30%     -0.96%       -4.67%       -0.96%       -1.89%         -0.53%      -0.53%
1 year                  -1.43%     -6.11%     -2.17%       -5.79%       -2.17%       -2.17%         -1.33%      -1.33%
3 years                 +4.17%     +2.50%     +3.39%       +2.49%       +3.39%       +3.39%         +4.27%      +4.27%
5 years                 +4.31%     +3.30%     +3.52%       +3.36%         N/A          N/A          +4.44%      +4.44%
10 years                +5.44%     +4.92%       N/A          N/A          N/A          N/A            N/A         N/A
Since inception           N/A        N/A      +4.61%       +4.61%       +4.98%       +4.98%         +5.53%      +5.53%

as of June 30, 2004
6 months*               -1.06%     -5.74%     -1.42%       -5.31%       -1.42%       -2.40%         -0.74%      -0.74%
1 year                  -0.44%     -5.17%     -1.19%       -4.85%       -1.20%       -1.20%         -0.33%      -0.33%
3 years                 +4.08%     +2.41%     +3.29%       +2.40%       +3.29%       +3.29%         +4.27%      +4.27%
5 years                 +4.74%     +3.72%     +3.94%       +3.78%         N/A          N/A          +4.93%      +4.93%
10 years                +5.57%     +5.06%       N/A          N/A          N/A          N/A            N/A         N/A
Since inception           N/A        N/A      +4.60%       +4.60%       +4.94%       +4.94%         +5.55%      +5.55%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     achieved in early 2003. Meanwhile, demand for municipal bonds during the semiannual period remained fairly strong, particularly from institutional investors. While retail demand declined modestly, alternative investors became significant players in the market, as municipal bonds represented attractive value and opportunity for them. The municipal credit quality picture improved along with the recovering U.S. economy as many states continued to cut expenses, raise taxes, and/or increase revenue-producing user fees. Perhaps most notably, the state of California was upgraded by Moody's Investors Services in May 2004. Indeed, while some states continued to face budget deficits, the asset class, with a few exceptions, maintained a high credit quality and an extremely low default rate.

     The Fund's position along the yield curve at the start of the period was not precisely where we wanted it, which caused performance to lag. Therefore, we changed the Fund's positioning during the period and we continue to do so. Our general focus was to position the Fund to take advantage of the positive trends in the municipal bond market. The portfolio's positions in bonds rated BBB boosted the Fund's semiannual returns, as lower-quality bonds outperformed higher-quality bonds during the six-month period. So, too, did its exposure to California tax-exempt bonds. Having purchased the state of California bonds prior to the upgrade, the Fund fully benefited from their subsequent strong performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several strategic moves within the Fund during the semiannual period, most of which were ongoing processes begun early in 2003. First, we continued to gradually move to a laddered portfolio structure that more closely mirrored the Lehman Brothers Municipal Bond Index. A laddered portfolio is one whereby maturities are staggered so that bonds in the portfolio come due periodically. The full realization of this laddered structure, intended both to manage the volatility and risks associated with interest rate movements and to produce more consistent returns, takes time. Exposure to the intermediate part of the yield curve during the semiannual period detracted from the Fund's relative returns. Second, we continued to upgrade the overall credit quality of the portfolio.

     Third, we began trying to disperse the call dates within the portfolio across a wider spectrum. Due to the restructuring we did of the portfolio in 2003, the Fund has a number of bonds callable in 2013. A callable bond can be redeemed before

--------------------------------------------------------------------------------
6 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

     its scheduled maturity, however the issuer pays the bondholder a premium price if the security is retired early.

     Throughout the semiannual period, we maintained the Fund's neutral duration versus its benchmark index. As we have done historically, we also continued to avoid purchasing any bonds subject to the alternative minimum tax (AMT). As more and more investors become subject to the tax, we believe this is going to become an increasingly important advantage for our shareholders. We also continued to prudently avoid tobacco-related issues and airline special facility issues, both of which underperformed. Any tobacco-related issues currently in the portfolio have credit enhancements, backed both by the master tobacco-settlement agreement and by their respective states. Overall, we continued to diversify the Fund's holdings by sector as well as by coupon, maturity, and type of obligation. We also diversified by geography, with assets allocated across various states, cities, counties and special districts to further help manage risk.

Q:   How do you intend to manage the Fund in the coming months?

A: We expect the U.S. economy to continue to improve and interest rates to move higher over the coming months. Municipal bonds have historically weathered this environment better than taxable bonds over time. We expect the supply/demand balance within the municipal bond market to remain healthy. Supply will likely be lower than last year's record-setting level, but still heavy. Demand should continue to absorb supply. We anticipate an improved credit picture overall, as state revenues have generally been increasing and their budgets appear to be on the mend.

     Given this view, we plan to maintain a neutral duration in the portfolio relative to the Fund's benchmark. We intend to focus on seeking higher-quality securities with good structure, on diversifying the portfolio by sector, and on generating as much current income exempt from federal income taxes as possible with only modest risk.

--------------------------------------------------------------------------------
7 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Tax-Exempt Bond Fund

May 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.5%)
Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

Alabama (0.2%)

Birmingham General Obligation
  Unlimited Warrants Series 2003A
  (AMBAC Insured)
   06-01-12               5.25%            $1,660,000            $1,816,538

Alaska (0.8%)

North Slope Borough
  Unlimited General Obligation Bonds
  Zero Coupon Series 1994B
  (FSA Insured)
   06-30-04               7.05              3,000,000(b)          2,996,884
   06-30-05               7.15              3,000,000(b)          2,946,210
Total                                                             5,943,094

Arizona (1.7%)

Maricopa County
  Industrial Development Authority
  Health Facilities Revenue Bonds
  Catholic Healthcare West
  Series 2004A
   07-01-23               5.38              2,500,000             2,436,800
Maricopa County Industrial
  Development Authority
  Multi-family Housing
  Revenue Bonds Series 1996A
   07-01-26               6.63              2,500,000             2,750,650
Peoria Municipal Development Authority
  Refunding Revenue Bonds Series 2003
  (AMBAC Insured)
   07-01-10               5.00              3,740,000             4,046,343
Phoenix Industrial Development Authority
  Refunding Revenue Bonds
  Christian Care Apartments
  Series 1995A
   01-01-16               6.25              1,800,000             1,814,040
Phoenix Junior Lien Street & Highway User
  Refunding Revenue Bonds Series 1992
   07-01-11               6.25              1,350,000             1,355,319
Total                                                            12,403,152

Arkansas (0.3%)

State Development Finance Authority
  Single Family Mortgage Revenue Bonds
  Series 2003A (GNMA/FNMA Insured)
   07-01-34               4.90              2,450,000             2,378,607

California (14.3%)

Alameda Unified School District Unlimited
  General Obligation Refunding Bonds
  Alameda County Series 2002
  (MBIA Insured)
   10-01-18               5.13              2,250,000             2,341,620
Antelope Valley Union High School District
  Unlimited General Obligation Bonds
  Series 2002A (MBIA Insured)
   08-01-23               5.00              2,685,000             2,707,017
Burbank Public Financing Authority
  Golden State Revenue Bonds
  Series 2003A (AMBAC Insured)
   12-01-20               5.25              3,000,000             3,133,140
Golden State Tobacco Securitization
  California Tobacco Settlement
  Enhanced Asset-backed Revenue Bonds
  Series 2003B (FGIC Insured)
   06-01-28               5.38              3,400,000             3,426,044
   06-01-33               5.50              2,500,000             2,562,850
Health Facilities Financing Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004G
   07-01-23               5.25              2,000,000             1,938,580
Livermore-Amador Valley Water Management Agency
  Revenue Bonds Series 2001A
  (AMBAC Insured)
   08-01-23               5.00              2,000,000             2,006,920
Long Beach Unified School District Election 1999
  Unlimited General Obligation Bonds
  Series 2003E (FSA Insured)
   08-01-21               5.00              2,055,000             2,090,901

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

California (cont.)

Los Angeles County Public Works
  Financing Authority Revenue Bonds
  Series 1997A
   10-01-16               5.00%            $2,000,000            $2,064,000
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Series 2003A (MBIA Insured)
   01-01-28               5.00              2,000,000             1,978,280
Los Angeles Unlimited General Obligation Bonds
  Series 2000A (FGIC Insured)
   09-01-18               5.00              2,715,000             2,792,052
Sacramento Cogeneration Authority
  Pre-refunded Revenue Bonds
  Procter & Gamble Series 1995
   07-01-14               6.50              5,000,000             5,366,300
Sacramento Municipal Utility District
  Electric Revenue Bonds
  Series 2003R (MBIA Insured)
   08-15-23               5.00              3,765,000             3,795,986
San Diego Public Water Facilities Financing
  Authority Revenue Bonds Series 2002
  (MBIA Insured)
   08-01-14               5.00              2,200,000             2,345,882
San Francisco State Building Authority
  Lease Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC Insured)
   12-01-16               5.25              5,000,000             5,356,250
Southern State Public Power Authority Revenue Bonds
  Magnolia Power Project Series 2003-1A
  (AMBAC Insured)
   07-01-25               5.00              5,000,000             4,967,750
State Economic Recovery Financing Authority
  Unlimited General Obligation Bonds
  Series 2004B
   07-01-23               5.00              4,000,000             4,295,040
State Infrastructure & Economic Development
  Revenue Bonds Bay Area Toll Bridges
  1st Lien Series 2003A (FGIC Insured)
   07-01-29               5.00              5,000,000             4,930,900
State Public Works Board
  University of California
  Lease Refunding Revenue Bonds
  Series 1993A
   06-01-14               5.50              7,275,000             8,000,172
State Unlimited General Obligation Bonds
  Series 1999 (MBIA Insured)
   12-01-15               5.75              5,520,000             6,113,290
State Unlimited General Obligation Bonds
  Series 2000
   06-01-19               5.50              2,500,000             2,596,325
   10-01-25               5.38              2,500,000             2,511,975
State Unlimited General Obligation Bonds
  Series 2001
   06-01-31               5.13              2,500,000             2,433,725
State Unlimited General Obligation Bonds
  Series 2002
   04-01-32               5.25              5,000,000             4,957,200
State Unlimited General Obligation Bonds
  Series 2003
   02-01-29               5.25              2,500,000             2,483,000
   02-01-33               5.25              5,000,000             4,949,450
State Unlimited General Obligation Bonds
  Series 2004
   04-01-34               5.25              2,000,000             1,979,480
State Unlimited General Obligation
  Economic Recovery Revenue Bonds
  Series 2004A (MBIA Insured)
   07-01-11               5.00              5,000,000             5,443,850
State Various Purpose Unlimited
  General Obligation Bonds Series 2003
   11-01-23               5.13              2,500,000             2,503,225
West Covina Redevelopment Agency
  Community Facilities District
  Special Tax Refunding Bonds
  Series 1996
   09-01-17               6.00              5,000,000             5,665,900
Total                                                           107,737,104

Colorado (1.5%)

Arapahoe County Public Highway Authority
  Capital Improvement Trust Fund
  E-470 Highway
  Pre-refunded Revenue Bonds
  Series 1986
   08-31-26               7.00              5,685,000             6,234,796
North Range Metropolitan District #1
  Limited Tax General Obligation Bonds
  Commerce City Series 2001
   12-15-31               7.25              5,000,000             4,990,450
Total                                                            11,225,246

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

Connecticut (1.1%)

State General Obligation Bonds
  Series 1992A
   03-15-06               6.40%            $8,000,000            $8,608,960

Florida (2.9%)

Orlando & Orange Counties Expressway Authority
  Revenue Bonds Series 2003B
  (AMBAC Insured)
   07-01-30               5.00             10,000,000             9,914,999
Port St. Lucie Utility Revenue Bonds
  Series 2001 (MBIA Insured)
   09-01-31               5.13              2,000,000             2,011,180
State Board of Public Education Capital Outlay
  Unlimited General Obligation Bonds
  Series 2000A
   06-01-16               5.50              3,145,000             3,408,111
State Municipal Loan Council Revenue Bonds
  Capital Appreciation Zero Coupon
  Series 2000A (MBIA Insured)
   04-01-20               6.02              4,360,000(b)          1,968,453
State Municipal Loan Council Revenue Bonds
  North Miami Beach Water Project
  Series 2002B (MBIA Insured)
   08-01-32               5.00              4,610,000             4,528,634
Total                                                            21,831,377

Idaho (0.3%)

State Health Facilities Authority
  Revenue Bonds
  Bannock Regional Medical Center
  Series 1995
   05-01-25               6.13              2,250,000             2,282,175

Illinois (7.8%)

Alton Madison County Hospital Facilities
  Refunding Revenue Bonds
  St. Anthony's Health Center Series 1996
   09-01-10               6.00              2,975,000             3,017,275
   09-01-14               6.00              1,765,000             1,740,484
Chicago Board of Education Unlimited
  General Obligation Bonds
  Chicago School Reform
  Series 1997A (AMBAC Insured)
   12-01-17               5.40              5,000,000             5,341,700
Chicago Senior Lien Water Revenue Bonds
  Series 2001 (AMBAC Insured)
   11-01-18               5.50              2,000,000             2,139,180
Cook & Will Counties Township High School
  District #206 Capital Appreciation Bonds
  Zero Coupon Series 1992C (AMBAC Insured)
   12-01-10               6.55              2,605,000(b)          2,032,239
Cook County Community
  Consolidated School District #21
  Capital Appreciation General
  Obligation Bonds
  Zero Coupon Series 2000 (FSA Insured)
   12-01-19               6.03              3,140,000(b)          1,411,304
Cook County School District #170
  Chicago Heights Pre-refunded
  Capital Appreciation Bonds
  Zero Coupon Series 1992C
  (AMBAC Insured)
   12-01-09               6.50              2,155,000(b)          1,760,872
   12-01-10               6.55              2,155,000(b)          1,681,180
Jefferson County Unlimited
  General Obligation Bonds
  Series 2003A (FGIC Insured)
   01-15-24               5.25              2,420,000             2,472,369
Kendall Kane & Will Counties Community
  School District #308 Unlimited
  General Obligation Bonds
  Series 2002A (FSA Insured)
   10-01-08               4.50              2,260,000             2,391,826
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Capital Appreciation
  Refunding Revenue Bonds McCormick Place
  Expansion Zero Coupon Series 1993A
  Escrowed to Maturity (FGIC Insured)
   06-15-21               6.54              1,870,000(b)            803,651
Metropolitan Pier & Exposition Authority
  Dedicated State Tax Capital Appreciation
  Un-refunded Revenue Bonds McCormick
  Place Expansion Zero Coupon Series 1993A
  (FGIC Insured)
   06-15-10               6.64                240,000(b)            187,574
State Development Finance Authority
  Pollution Control Refunding Revenue Bonds
  Illinois Power Series 1991A
   07-01-21               7.38             10,000,000            11,229,700
State Development Finance Authority
  Retirement Housing Revenue Bonds
  Zero Coupon Series 1990
  Escrowed to Maturity
   04-15-20               7.75             13,745,000(b)          5,883,685

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

Illinois (cont.)

State Educational Facilities Authority
  Refunding Revenue Bonds
  Augustana College Series 2003A
   10-01-22               5.63%            $2,500,000            $2,528,975
State Educational Facilities Authority
  Revenue Bonds University of Chicago
  Series 2003A
   07-01-25               5.25              6,770,000             6,888,475
State Educational Facilities Authority
  Un-refunded Revenue Bonds
  Columbia College Series 1992
   12-01-17               6.88                830,000               839,080
State Unlimited General Obligation Bonds
  1st Series 2001 (FSA Insured)
   05-01-26               5.25              6,500,000             6,650,410
Total                                                            58,999,979

Indiana (2.0%)

Seymour Economic Development
  Revenue Bonds
  Union Camp Series 1992
   07-01-12               6.25              2,870,000             3,096,730
State Transportation Finance Authority
  Highway Revenue Bonds
  Series 1990A
   06-01-15               7.25             10,000,000            12,142,359
Total                                                            15,239,089

Kentucky (0.7%)

Jefferson County Health Facilities
  Revenue Bonds
  University Medical Center
  Series1997 (MBIA Insured)
   07-01-17               5.50              2,500,000             2,633,575
Muhlenberg County Hospital
  Refunding Revenue Bonds
  Muhlenberg Community Hospital
  Series1996
   07-01-10               6.75              2,275,000             2,362,906
Total                                                             4,996,481

Louisiana (2.1%)

New Orleans Capital Appreciation
  General Obligation Refunding
  Revenue Bonds Zero Coupon
  Series 1991 (AMBAC Insured)
   09-01-12               6.63              6,250,000(b)          4,375,438
New Orleans Home Mortgage Authority
  Special Obligation Refunding Bonds
  Series 1992 Escrowed to Maturity
   01-15-11               6.25              8,925,000            10,160,487
State Public Facilities Authority
  Revenue Bonds Centenary College
  Series 1997
   02-01-17               5.90              1,000,000             1,110,230
Total                                                            15,646,155

Maine (1.3%)

State Municipal Refunding Revenue Bonds
  Series 2003A
   11-01-07               5.00              9,000,000             9,663,930

Maryland (1.5%)

Washington Suburban Sanitation District
  Unlimited General Obligation Bonds
  Series 2003
   06-01-08               5.25             10,000,000            10,951,500

Massachusetts (3.4%)

Route 3 North Transit Improvement Association
  Lease Revenue Bonds Series 2000
  (MBIA Insured)
   06-15-17               5.75              7,570,000             8,349,634
State Development Finance Agency
  Revenue Bonds Series 2003A
   07-01-23               6.38              1,000,000             1,043,660
State Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University Series 2002FF
   07-15-37               5.13              5,000,000             5,001,700
State Housing Finance Agency Revenue Bonds
  Series 2003A
   12-01-15               4.60              2,815,000             2,820,883
State Housing Finance Agency Revenue Bonds
  Series 2003B
   12-01-15               4.60              2,300,000             2,304,807
   12-01-16               4.70              4,310,000             4,321,982
Westfield Limited General Obligation
  Refunding Bonds
  Series 2003 (MBIA Insured)
   09-01-12               5.00              1,180,000             1,279,616
Total                                                            25,122,282

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

Michigan (4.4%)

Detroit Downtown Development Authority
  Development Area Project #1 Junior Lien
  Tax Increment Pre-refunded Bonds
  Series 1996D
   07-01-25               6.50%            $6,000,000            $6,657,900
Hudsonville Public Schools
  Unlimited General Obligation Refunding
  Bonds Series 1997 (FGIC Insured)
   05-01-27               5.15              2,000,000             2,006,920
New Haven Community Schools Unlimited
  General Obligation Bonds Series 2002
   05-01-22               5.25              5,500,000             5,763,395
State Hospital Finance Authority Revenue Bonds
  Oakwood Obligated Group Series 2003
   11-01-18               5.50              4,070,000             4,187,786
State Municipal Bond Authority
  Clean Water Revolving Fund
  Revenue Bonds Series 2001
   10-01-19               5.25              2,000,000             2,105,440
State Municipal Bond Authority
  Drinking Water Revolving Fund
  Revenue Bonds Series 2002
   10-01-22               5.00              4,350,000             4,412,379
Summit Academy North
  Public School Academy Certificates
  of Participation Series 2001
   07-01-21               7.13              1,615,000             1,670,685
Wayne State University Revenue Bonds
  Series 1999 (FGIC Insured)
   11-15-19               5.25              2,500,000             2,626,475
Wayne-Westland Community Schools Unlimited
  General Obligation Bonds Series 1998
  (FSA Insured)
   05-01-14               5.13              3,000,000             3,161,790
Total                                                            32,592,770

Minnesota (1.2%)

Austin Housing & Redevelopment Authority
  Governmental Housing Gross
  Revenue Bonds
  Courtyard Residence Series 2000A
   01-01-20               7.15                650,000               646,334
Minneapolis & St. Paul Metropolitan
  Airports Commission Revenue Bonds
  Series 1998A
  (AMBAC Insured)
   01-01-24               5.20              3,000,000             3,049,830
State Refunding Unlimited General Obligation Bonds
  Series 2003
   08-01-13               4.00              5,000,000             5,062,550
Total                                                             8,758,714

Missouri (0.6%)

State Health & Educational Facilities Authority
  Revenue Bonds Park College Series 1999
   06-01-19               5.88              4,000,000             4,127,320

Montana (0.2%)

State Unlimited General Obligation Refunding Bonds
  Long Range Building
  Series 2003G
   08-01-14               4.00              1,520,000             1,520,562

Nebraska (0.9%)

State Public Power District
  Refunding Revenue Bonds
  Series 1998A (MBIA Insured)
   01-01-14               5.25              6,500,000             6,947,980

Nevada (3.0%)

Clark County School District General Obligation
  Refunding Bonds (FSA Insured)
   06-15-12               5.50             10,000,000            11,162,100
Department of Business & Industry
  Capital Appreciation Revenue Bonds
  Las Vegas Monorail
  Zero Coupon Series 2000
  (AMBAC Insured)
   01-01-15               5.65              9,870,000(b)          5,926,836
Summerlin Local Improvement
  Revenue Bonds District #808
  Series 2001
   06-01-11               6.00              1,995,000             2,031,050
Washoe County Airport Authority
  Airport System Improvement
  Refunding Revenue Bonds
  Series 2003 (FSA Insured)
   07-01-09               5.00              3,110,000             3,328,820
Total                                                            22,448,806

New Jersey (4.1%)

New Jersey Sports & Exposition Authority
  State Contract Rites Series 2000A
  Inverse Floater (MBIA Insured)
   03-01-16              10.43              3,385,000(f)          4,044,330

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

New Jersey (cont.)

New Jersey Sports & Exposition Authority
  State Contract Rites Series 2000B
  Inverse Floater (MBIA Insured)
   03-01-17              10.43%            $3,535,000(f)          $4,212,094
New Jersey Sports & Exposition Authority
  State Contract Rites Series 2000C
  Inverse Floater (MBIA Insured)
   03-01-18              10.43              3,490,000(f)          4,158,475
State Economic Development Authority
  Senior Lien Revenue Bonds
  Series 2001A (MBIA Insured)
   07-01-07               5.00              7,955,000             8,523,385
State Transportation Toll Road Fund Authority
  Transportation Systems Revenue Bonds
  Series 2001A
   06-15-07               5.50              3,435,000             3,713,269
State Transportation Trust Fund Authority
  Refunding Revenue Bonds
  Residual Certificates Inverse Floater
  Series 2000 (FSA Insured)
   06-15-14              10.89              5,000,000(f)          6,401,500
Total                                                            31,053,053

New York (11.8%)

Battery Park City Authority Revenue Bonds
  Series 2003A
   11-01-22               5.25              5,000,000             5,185,350
Long Island Power Authority Electric System
  Refunding Revenue Bonds
  Series 2003B
   06-01-05               5.00              5,000,000             5,145,950
Metropolitan Transportation Authority
  Dedicated Tax Fund Revenue Bonds
  Series 2001A (FGIC Insured)
   11-15-31               5.00              5,000,000             4,934,750
Metropolitan Transportation Authority
  Revenue Bonds Series 2002A
   11-15-32               5.75              5,000,000             5,256,500
New York City Transitional Finance Authority
  Future Tax Secured Revenue Bonds
  Series 2004C
   02-01-33               5.00              2,000,000             1,949,740
New York City Unlimited General Obligation
  Bonds Series 2003I
   03-01-27               5.38              5,000,000             5,043,700
New York City Unlimited General Obligation
  Bonds Series 2003J
   06-01-19               5.50              2,500,000             2,621,625
New York City Unlimited General Obligation
  Refunding Bonds Series 2002C
   08-01-10               5.25              7,645,000             8,212,794
New York City Unlimited General Obligation
  Refunding Bonds Series 2002G
  (FGIC Insured)
   08-01-10               5.50             10,000,000            11,040,100
Port Authority of New York & New Jersey
  Revenue Bonds
  Series 2004
   07-15-34               5.00              2,000,000             1,933,900
State Dormitory Authority
  New York City University System
  Consolidated 2nd Generation Resource
  Revenue Bonds Series 1993A
   07-01-18               5.75              5,500,000             6,076,730
State Dormitory Authority Refunding Revenue
  Bonds Sloan-Kettering Center
  Series 2003 (MBIA Insured)
   07-01-23               5.00              5,000,000             5,018,900
   07-01-24               5.00              2,500,000             2,502,200
State Dormitory Authority
  State Personal Income Tax
  Revenue Bonds Series 2003A
   03-15-27               5.00              4,725,000             4,593,409
State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series 1999B
  (FGIC Insured)
   04-01-08               5.00              2,730,000             2,934,122
State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series 2001B
  (AMBAC Insured)
   04-01-14               5.25              2,370,000             2,544,859
State Urban Development Revenue Bonds
  Correctional & Youth Facilities
  Series 2002A
   01-01-08               5.00              5,000,000             5,314,050
   01-01-09               5.00              3,500,000             3,729,565
Triborough Bridge & Tunnel Authority
  General Purpose Revenue Bonds
  Series 2001A (MBIA Insured)
   01-01-32               5.00              5,000,000             4,927,250
Total                                                            88,965,494

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

North Carolina (3.4%)

Charlotte Governmental Facilities
  Certificates of Participation
  Series 2003G
   06-01-28               5.00%            $1,750,000            $1,718,990
Charlotte Unlimited General Obligation Bonds
  Series 2003A
   07-01-08               4.25              2,000,000             2,103,740
Charlotte Unlimited General Obligation
  Refunding Bonds Series 1998
   02-01-16               5.25              5,000,000             5,386,050
Eastern Municipal Power Agency
  Catawba Electric #1
  Revenue Bonds Series 2003A
   01-01-11               5.50              5,125,000             5,519,215
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 2003A
   01-01-10               5.50              2,375,000             2,535,004
Eastern Municipal Power Agency
  Power System Refunding Revenue Bonds
  Series 2003F
   01-01-14               5.50              5,000,000             5,303,150
State Highway
  Unlimited General Obligation Bonds
  Series 1997A
   05-01-12               5.00              3,000,000             3,180,240
Total                                                            25,746,389

Ohio (1.6%)

Cleveland City School District
  Refunding Revenue Bonds
  Series 1997 (AMBAC Insured)
   06-01-07               5.75              7,000,000             7,622,860
Cuyahoga County Refunding
  Revenue Bonds
  Cleveland Clinic Foundation
  Series 2003A
   01-01-32               6.00              4,000,000             4,183,640
Total                                                            11,806,500

Oklahoma (0.4%)

Valley View Hospital Authority
  Refunding Revenue Bonds
  Series 1996
   08-15-14               6.00              2,695,000             2,717,827

Oregon (2.2%)

State Department of Administrative Services
  Revenue Bonds Series 2003
  (FSA Insured)
   09-01-06               5.00              7,190,000             7,628,302
   09-01-11               5.00              5,000,000             5,439,700
State Housing & Community Services Department
  Single Family Mortgage Program
  Series 2003A
   07-01-24               4.80              3,225,000             3,131,798
Total                                                            16,199,800

Pennsylvania (2.6%)

Allegheny County Industrial Development
  Authority Capital Appreciation
  Revenue Bonds
  Magee Women's Hospital
  Zero Coupon Series 1992
  (FGIC Insured)
   10-01-17               5.81              5,115,000(b)          2,676,731
Central Bucks School District Unlimited
  General Obligation Bonds
  Series 2003 (MBIA Insured)
   05-15-21               5.00              4,680,000             4,772,196
Delaware County Industrial Development
  Authority Pollution Control
  Refunding Revenue Bonds
  Series 1997A
   07-01-13               6.10              4,000,000             4,225,560
Lehigh County Industrial Development
  Authority Pollution Control Refunding
  Revenue Bonds Series 2003
  (AMBAC Insured)
   11-01-08               3.13              2,500,000             2,506,575
State Industrial Development Authority
  Revenue Bonds Series 2002
  (AMBAC Insured)
   07-01-09               5.00              4,825,000             5,222,917
Total                                                            19,403,979

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

Puerto Rico (1.7%)(g)

Commonwealth of Puerto Rico Highway &
  Transportation Authority Revenue Bonds
  Series 2003 (FGIC Insured)
   07-01-18               5.25%            $3,000,000            $3,201,510
Commonwealth of Puerto Rico
  Infrastructure Financing Authority
  Revenue Bonds
  Series 1997A (AMBAC Insured)
   07-01-14               5.00              3,175,000             3,399,473
Puerto Rico Municipal Finance Agency
  General Obligation Bonds
  Series 2000R Inverse Floater
  (FSA Insured)
   08-01-13              10.42              5,000,000(f)          6,149,700
Total                                                            12,750,683

Rhode Island (0.2%)

Providence Special Tax Increment
  Obligation Bonds Series 1996D
   06-01-16               6.65              1,500,000             1,471,005

South Carolina (2.3%)

Horry County Hospital
  Refunding Revenue Bonds
  Conway Hospital Series 1992
   07-01-12               6.75                695,000               698,009
Lexington County Health Services District
  Hospital Revenue Bonds
  Series 2004
   05-01-24               5.50              2,100,000             2,101,008
State Public Service Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC Insured)
   01-01-19               5.00              5,000,000             5,170,650
   01-01-20               5.00              4,000,000             4,115,480
State Transportation Infrastructure
  Junior Lien Revenue Bonds
  Series 2001B (AMBAC Insured)
   10-01-31               5.25              5,000,000             5,093,900
Total                                                            17,179,047

Tennessee (0.8%)

Memphis Public Improvement Unlimited
  General Obligation Bonds
  Series 2000
   04-01-15               5.25              5,365,000             5,711,525

Texas (7.0%)

Austin Utility System Capital Appreciation
  Refunding Revenue Bonds Zero Coupon
  Series 1992 (AMBAC Insured)
   11-15-10               6.51              5,055,000(b)          3,874,607
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19               5.00              1,525,000             1,571,848
Clint Independent School District Unlimited
  General Obligation Bonds Series 2003A
  (Permanent School Fund Guarantee)
   08-15-29               5.13              6,425,000             6,418,832
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Bonds
  Series 2002
  (Permanent School Fund Guarantee)
   02-15-21               5.13              3,500,000             3,610,705
Duncanville Texas Independent School District
  Capital Appreciation Unlimited General
  Obligation Bonds Series 2001
  (Permanent School Fund Guarantee)
   02-15-28               5.65              7,000,000             7,327,320
Fort Bend Independent School District
  Unlimited General Obligation Refunding
  Bonds Series 1999
  (Permanent School Fund Guarantee)
   02-15-18               5.25              2,500,000             2,605,450
Harris County Toll Road Authority
  Sub Lien Unlimited General Obligation Refunding Bonds
  Series 2003
   08-01-33               5.00              5,000,000             4,851,450
Midland Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-19               5.25              2,220,000             2,335,840
Richardson Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-11               4.00              8,285,000             8,455,174
San Antonio Electric & Gas Refunding
  Revenue Bonds Series 2003
   02-01-13               5.25              3,000,000             3,279,810

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Name of                  Coupon              Principal             Value(a)
issuer and                rate                amount
title of issue(c,d)

Texas (cont.)

San Antonio Municipal Drain Utility System
  Revenue Bonds Series 2003
  (MBIA Insured)
   02-01-20               5.00%            $1,980,000            $2,020,669
San Antonio Water Refunding Revenue Bonds
  Series 1992 Escrowed to Maturity
  (FGIC Insured)
   05-15-07               6.40              3,695,000             4,105,625
Socorro Independent School District
  Unlimited General Obligation
  Refunding Bonds Series 2001
  (Permanent School Fund Guarantee)
   08-15-19               5.38              2,200,000             2,321,286
Total                                                            52,778,616

Virginia (0.5%)

State Public School Authority Revenue Bonds
  Series 2001A
   08-01-16               5.00              3,300,000             3,473,646

Washington (6.2%)

Energy Northwest Electric
  Refunding Revenue Bonds
  Project #3 Series 2003A
  (MBIA Insured)
   07-01-12               5.50             10,000,000            11,093,999
Grant County Public Utility District #2
  Refunding Revenue Bonds
  Series 2001H (FSA Insured)
   01-01-09               5.00              9,635,000            10,334,501
King County Unlimited Tax
  General Obligation Bonds
  Auburn School District #408
  Series 1992A
   12-01-06               6.38              8,000,000             8,377,600
Seattle Municipal Light & Power Improvement
  Refunding Revenue Bonds Series 2001
  (FSA Insured)
   03-01-26               5.13              3,415,000             3,421,079
State Public Power Supply System
  Nuclear Power Project #3
  Capital Appreciation Refunding
  Revenue Bonds Zero Coupon
  Series 1989B (MBIA Insured)
   07-01-13               6.61             10,360,000(b)          6,867,333
State Unlimited General Obligation Bonds
  Series 1999B
   01-01-13               5.00              2,675,000             2,802,999
Vancouver Limited Tax General Obligation Bonds
  Series 2003 (AMBAC Insured)
   12-01-29               5.00              3,650,000             3,588,571
Total                                                            46,486,082

Wisconsin (0.4%)

State Health & Educational Facilities Authority
  Devine Savior Hospital Revenue Bonds
  Series 1999 (ACA Insured)
   06-01-28               5.70              3,140,000             3,140,094

Total municipal bonds
(Cost: $712,876,895)                                           $730,125,561

Municipal notes (0.9%)
Issuer(c,d,e)           Effective             Amount               Value(a)
                          yield             payable at
                                             maturity
Iowa (0.1%)

State Finance Authority Private College
  Revenue Bonds Morningside College
  (Firstar Bank) V.R. Series 2001
   07-01-26               1.10%              $650,000              $650,000

Texas (0.8%)

Harris County Health Facilities Development Corporation
  Hospital Revenue Bonds (Texas Children's Hospital)
  V.R. Series 1999B-1 (Morgan Guaranty Trust)
  (MBIA Insured)
   10-01-29               1.05              5,900,000             5,900,000

Total municipal notes
(Cost: $6,550,000)                                               $6,550,000

Total investments in securities
(Cost: $719,426,895)(h)                                        $736,675,561

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA          --  ACA Financial Guaranty Corporation

     AMBAC        --  American Municipal Bond Association Corporation

     BIG          --  Bond Investors Guarantee

     CGIC         --  Capital Guaranty Insurance Company

     FGIC         --  Financial Guaranty Insurance Company

     FHA          --  Federal Housing Authority

     FNMA         --  Federal National Mortgage Association

     FHLMC        --  Federal Home Loan Mortgage Corporation

     FSA          --  Financial Security Assurance

     GNMA         --  Government National Mortgage Association

     MBIA         --  MBIA Insurance Corporation

     XLCA         --  XL Capital Assurance

(d)  The following abbreviations may be used in the portfolio descriptions:

     B.A.N.       --  Bond Anticipation Note

     C.P.         --  Commercial Paper

     R.A.N.       --  Revenue Anticipation Note

     T.A.N.       --  Tax Anticipation Note

     T.R.A.N.     --  Tax & Revenue Anticipation Note

     V.R.         --  Variable Rate

     V.R.D.B.     --  Variable Rate Demand Bond

     V.R.D.N.     --  Variable Rate Demand Note

(e) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on May 31, 2004. As of May 31, 2004, the value of inverse floaters represented 0.8% of net assets.

(g) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.7% of net assets as of May 31, 2004.

(h) At May 31, 2004, the cost of securities for federal income tax purposes was approximately $719,427,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $26,580,000
     Unrealized depreciation                                   (9,331,000)
                                                               ----------
     Net unrealized appreciation                              $17,249,000
                                                              -----------

--------------------------------------------------------------------------------
17 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Exempt Bond Fund

May 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $719,426,895)                                                                      $736,675,561
Capital shares receivable                                                                                    21,654
Accrued interest receivable                                                                              12,074,750
Receivable for investment securities sold                                                                 3,203,304
                                                                                                          ---------
Total assets                                                                                            751,975,269
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           271,143
Dividends payable to shareholders                                                                           144,990
Capital shares payable                                                                                      201,626
Payable for investment securities purchased                                                               2,084,817
Accrued investment management services fee                                                                    9,218
Accrued distribution fee                                                                                      6,101
Accrued transfer agency fee                                                                                     873
Accrued administrative services fee                                                                             819
Other accrued expenses                                                                                       51,411
                                                                                                             ------
Total liabilities                                                                                         2,770,998
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $749,204,271
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,965,772
Additional paid-in capital                                                                              729,445,713
Undistributed net investment income                                                                         554,700
Accumulated net realized gain (loss)                                                                        (10,580)
Unrealized appreciation (depreciation) on investments                                                    17,248,666
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $749,204,271
                                                                                                       ============
Net assets applicable to outstanding shares:                 Class A                                   $701,415,621
                                                             Class B                                   $ 42,798,253
                                                             Class C                                   $  4,988,541
                                                             Class Y                                   $      1,856
Net asset value per share of outstanding capital stock:      Class A shares         184,041,303        $       3.81
                                                             Class B shares          11,227,010        $       3.81
                                                             Class C shares           1,308,383        $       3.81
                                                             Class Y shares                 487        $       3.81
                                                                                            ---        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Tax-Exempt Bond Fund

Six months ended May 31, 2004 (Unaudited)
Investment income
Income:
Interest                                                                                               $ 17,425,976
                                                                                                       ------------
Expenses (Note 2):
Investment management services fee                                                                        1,780,809
Distribution fee
   Class A                                                                                                  924,069
   Class B                                                                                                  232,638
   Class C                                                                                                   28,430
Transfer agency fee                                                                                         166,944
Incremental transfer agency fee
   Class A                                                                                                   16,362
   Class B                                                                                                    2,123
   Class C                                                                                                      281
Service fee -- Class Y                                                                                            2
Administrative services fees and expenses                                                                   164,632
Compensation of board members                                                                                 6,025
Custodian fees                                                                                               21,773
Printing and postage                                                                                         39,500
Registration fees                                                                                            36,697
Audit fees                                                                                                   18,500
Other                                                                                                         3,003
                                                                                                              -----
Total expenses                                                                                            3,441,788
   Earnings credits on cash balances (Note 2)                                                                (4,712)
                                                                                                             ------
Total net expenses                                                                                        3,437,076
                                                                                                          ---------
Investment income (loss) -- net                                                                          13,988,900
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                2,972,099
Net change in unrealized appreciation (depreciation) on investments                                     (20,475,201)
                                                                                                        -----------
Net gain (loss) on investments                                                                          (17,503,102)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $ (3,514,202)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Tax-Exempt Bond Fund
                                                                                       May 31, 2004       Nov. 30, 2003
                                                                                     Six months ended      Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $ 13,988,900       $  32,862,245
Net realized gain (loss) on investments                                                 2,972,099          42,710,851
Net change in unrealized appreciation (depreciation) on investments                   (20,475,201)        (26,442,031)
                                                                                      -----------         -----------
Net increase (decrease) in net assets resulting from operations                        (3,514,202)         49,131,065
                                                                                       ----------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (13,213,454)        (30,456,408)
      Class B                                                                            (655,743)         (1,698,625)
      Class C                                                                             (80,212)           (191,892)
      Class Y                                                                                 (35)                (76)
   Net realized gain
      Class A                                                                         (37,024,210)         (6,690,997)
      Class B                                                                          (2,366,963)           (486,235)
      Class C                                                                            (305,886)            (47,443)
      Class Y                                                                                 (97)                (16)
                                                                                      -----------         -----------
Total distributions                                                                   (53,646,600)        (39,571,692)
                                                                                      -----------         -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             24,110,458          55,197,624
   Class B shares                                                                       1,946,111           7,873,399
   Class C shares                                                                         600,914           2,422,188
Reinvestment of distributions at net asset value
   Class A shares                                                                      40,027,983          26,634,464
   Class B shares                                                                       2,695,247           1,848,486
   Class C shares                                                                         364,771             218,677
Payments for redemptions
   Class A shares                                                                     (86,556,189)       (141,767,014)
   Class B shares (Note 2)                                                             (8,539,552)        (20,505,619)
   Class C shares (Note 2)                                                             (1,943,378)         (2,216,784)
                                                                                       ----------          ----------
Increase (decrease) in net assets from capital share transactions                     (27,293,635)        (70,294,579)
                                                                                      -----------         -----------
Total increase (decrease) in net assets                                               (84,454,437)        (60,735,206)
Net assets at beginning of period                                                     833,658,708         894,393,914
                                                                                      -----------         -----------
Net assets at end of period                                                          $749,204,271       $ 833,658,708
                                                                                     ============       =============
Undistributed net investment income                                                  $    554,700       $     515,244
                                                                                     ------------       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Tax-Exempt Bond Fund

(Unaudited as to May 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
21 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the six months ended May 31, 2004.

--------------------------------------------------------------------------------
22 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
23 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $252,798 for Class A, $30,534 for Class B and $1,210 for Class C for the six months ended May 31, 2004.

During the six months ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $4,712 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $93,384,899 and $149,152,402, respectively, for the six months ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
24 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                         Six months ended May 31, 2004
                                              Class A      Class B       Class C     Class Y
Sold                                        6,091,398      490,191       152,373       --
Issued for reinvested distributions        10,197,282      686,498        92,900       --
Redeemed                                  (21,867,014)  (2,162,367)     (492,131)      --
                                          -----------   ----------      --------      ---
Net increase (decrease)                    (5,578,334)    (985,678)     (246,858)      --
                                           ----------     --------      --------      ---

                                                           Year ended Nov. 30, 2003
                                              Class A      Class B       Class C     Class Y
Sold                                       13,417,349    1,919,622       589,724       --
Issued for reinvested distributions         6,508,825      451,283        53,380       --
Redeemed                                  (34,629,030)  (4,970,326)     (542,091)      --
                                          -----------   ----------      --------      ---
Net increase (decrease)                   (14,702,856)  (2,599,421)      101,013       --
                                          -----------   ----------       -------      ---

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2004.

--------------------------------------------------------------------------------
25 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(f)      2003        2002       2001        2000
Net asset value, beginning of period                                   $4.10        $4.05       $4.05      $3.93       $3.84
Income from investment operations:
Net investment income (loss)                                             .07          .15         .17        .19         .20
Net gains (losses) (both realized and unrealized)                       (.09)         .08          --        .12         .09
Total from investment operations                                        (.02)         .23         .17        .31         .29
Less distributions:
Dividends from net investment income                                    (.07)        (.15)       (.17)      (.19)       (.20)
Distributions from realized gains                                       (.20)        (.03)         --         --          --
Total Distributions                                                     (.27)        (.18)       (.17)      (.19)       (.20)
Net asset value, end of period                                         $3.81        $4.10       $4.05      $4.05       $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                                 $701         $777        $828       $866        $811
Ratio of expenses to average daily net assets(b)                        .82%(c)      .82%        .81%       .81%        .82%
Ratio of net investment income (loss) to average daily net assets      3.58%(c)     3.78%       4.23%      4.54%       5.31%
Portfolio turnover rate (excluding short-term securities)                12%          92%        102%        53%         28%
Total return(d)                                                        (.59%)(e)    5.91%       4.30%      7.88%       7.89%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
26 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(f)      2003        2002       2001        2000
Net asset value, beginning of period                                   $4.10        $4.06       $4.05      $3.93       $3.84
Income from investment operations:
Net investment income (loss)                                             .06          .12         .15        .16         .17
Net gains (losses) (both realized and unrealized)                       (.09)         .07          --        .12         .09
Total from investment operations                                        (.03)         .19         .15        .28         .26
Less distributions:
Dividends from net investment income                                    (.06)        (.12)       (.14)      (.16)       (.17)
Distributions from realized gains                                       (.20)        (.03)         --         --          --
Total Distributions                                                     (.26)        (.15)       (.14)      (.16)       (.17)
Net asset value, end of period                                         $3.81        $4.10       $4.06      $4.05       $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                                  $43          $50         $60        $53         $37
Ratio of expenses to average daily net assets(b)                       1.57%(c)     1.58%       1.57%      1.57%       1.57%
Ratio of net investment income (loss) to average daily net assets      2.82%(c)     3.02%       3.47%      3.77%       4.55%
Portfolio turnover rate (excluding short-term securities)                12%          92%        102%        53%         28%
Total return(d)                                                        (.96%)(e)    4.85%       3.77%      7.07%       7.08%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(g)      2003        2002       2001        2000(b)
Net asset value, beginning of period                                   $4.10        $4.06       $4.06      $3.93       $3.82
Income from investment operations:
Net investment income (loss)                                             .06          .12         .14        .16         .07
Net gains (losses) (both realized and unrealized)                       (.09)         .07          --        .13         .11
Total from investment operations                                        (.03)         .19         .14        .29         .18
Less distributions:
Dividends from net investment income                                    (.06)        (.12)       (.14)      (.16)       (.07)
Distributions from realized gains                                       (.20)        (.03)         --         --          --
Total Distributions                                                     (.26)        (.15)       (.14)      (.16)       (.07)
Net asset value, end of period                                         $3.81        $4.10       $4.06      $4.06       $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                                   $5           $6          $6         $4         $--
Ratio of expenses to average daily net assets(c)                       1.57%(d)     1.59%       1.57%      1.57%       1.57%(d)
Ratio of net investment income (loss) to average daily net assets      2.83%(d)     3.01%       3.39%      3.62%       5.37%(d)
Portfolio turnover rate (excluding short-term securities)                12%          92%        102%        53%         28%
Total return(e)                                                        (.96%)(f)    4.84%       3.52%      7.35%       4.89%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
28 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                            2004(f)      2003        2002       2001        2000
Net asset value, beginning of period                                   $4.10        $4.06       $4.06      $3.93       $3.83
Income from investment operations:
Net investment income (loss)                                             .08          .16         .18        .19         .21
Net gains (losses) (both realized and unrealized)                       (.10)         .07          --        .13         .10
Total from investment operations                                        (.02)         .23         .18        .32         .31
Less distributions:
Dividends from net investment income                                    (.07)        (.16)       (.18)      (.19)       (.21)
Distributions from realized gains                                       (.20)        (.03)         --         --          --
Total Distributions                                                     (.27)        (.19)       (.18)      (.19)       (.21)
Net asset value, end of period                                         $3.81        $4.10       $4.06      $4.06       $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--          $--         $--        $--         $--
Ratio of expenses to average daily net assets(b)                        .66%(c)      .66%        .66%       .66%        .66%
Ratio of net investment income (loss) to average daily net assets      3.69%(c)     3.89%       4.32%      4.72%       5.46%
Portfolio turnover rate (excluding short-term securities)                12%          92%        102%        53%         28%
Total return(d)                                                        (.53%)(e)    5.74%       4.40%      8.28%       8.33%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended May 31, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29 -- AXP TAX-EXEMPT BOND FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Tax-Exempt Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2004